Transamerica BlackRock iShares Edge 100 VP

SCHEDULE OF INVESTMENTS

At September 30, 2021

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 24.6%
iShares MSCI EAFE Min Vol Factor ETF	251,165	$ 18,922,771
iShares MSCI Emerging Markets Min Vol Factor ETF	82,269	5,155,798

		24,078,569

U.S. Equity Funds - 75.3%
iShares MSCI USA Min Vol Factor ETF	214,745	15,783,758
iShares MSCI USA Momentum Factor ETF	91,074	15,992,594
iShares MSCI USA Quality Factor ETF	122,926	16,193,042
iShares MSCI USA Size Factor ETF (A)	80,119	10,231,196
iShares MSCI USA Value Factor ETF	154,497	15,557,848

		73,758,438

Total Exchange-Traded Funds (Cost $73,558,279)		97,837,007

	Shares	Value
OTHER INVESTMENT COMPANY - 0.0% (B)
Securities Lending Collateral - 0.0% (B)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.03% (C)	26,100	$ 26,100

Total Other Investment Company (Cost $26,100)		26,100

Total Investments (Cost $73,584,379)		97,863,107
Net Other Assets (Liabilities) - 0.1%		99,404

Net Assets - 100.0%		$ 97,962,511

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$97,837,007	$—	$—	$97,837,007
Other Investment Company	26,100	—	—	26,100

Total Investments	$97,863,107	$—	$—	$97,863,107

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $204,320, collateralized by cash collateral of $26,100 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $182,700. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Rate disclosed reflects the yield at September 30, 2021.
(D)	There were no transfers in or out of Level 3 during the period ended September 30, 2021. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

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Transamerica BlackRock iShares Edge 100 VP

NOTES TO SCHEDULE OF INVESTMENTS

At September 30, 2021

(unaudited)

INVESTMENT VALUATION

Transamerica BlackRock iShares Edge 100 VP (the “Portfolio”) is a series of the Transamerica Series Trust.

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at September 30, 2021, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

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